                                                                   Exhibit 10.15

                                LOAN AGREEMENT



                                    BETWEEN


                CMC HEARTLAND PARTNERS I, LIMITED PARTNERSHIP,
                  a Delaware limited partnership, as Borrower


                                      AND

                      BANK ONE, ILLINOIS, NA, a national
                        banking association, as Lender

                               TABLE OF CONTENTS


Section                                                        Page No.

1.   RECITALS.................................................... 1

2.   DEFINITIONS................................................. 1

3.   COMMITMENT TO LEND; COMMITMENT FEE.......................... 5
     3.1   Loan Amount........................................... 5
     3.2   The Loan Evidenced by Note............................ 5
     3.3   Interest Rate......................................... 5
     3.4   Payment of Interest and Principal..................... 5
     3.5   Default Rate.......................................... 5
     3.6   Late Charge........................................... 5
     3.7   Fees.................................................. 5

4.   LOAN DOCUMENTS.............................................. 5

5.   INTENTIONALLY OMITTED....................................... 8

6.   REPRESENTATIONS AND WARRANTIES.............................. 8
     6.1   Borrower.............................................. 8
     6.2   General Partner....................................... 9
     6.3   Title................................................. 9
     6.4   Validity and Enforceability of Documents.............. 9
     6.5   Litigation............................................ 9
     6.6   Utilities; Authorities................................ 9
     6.7   Solvency..............................................10
     6.8   Financial Statements..................................10
     6.9   Compliance with Laws..................................10
     6.10  Financing Statements..................................10
     6.11  Event of Default......................................10
     6.12  Responsible Property Transfer Act.....................10
     6.13  Additional Agreements.................................11

7.   BORROWER'S COVENANTS........................................11
     7.1   Compliance with Laws..................................11
     7.2   Inspection............................................11
     7.3   Mechanics' Liens......................................11
     7.4   Release by Lender.....................................12
     7.5   Financial Statements; Reports.........................12
     7.6   Affirmation of Representations and Warranties.........13

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     7.7   Title................................................ 13
     7.8   Proceedings Affecting Property....................... 13
     7.9   Disposal and Encumbrance of Property................. 13
     7.10  Insurance............................................ 14
     7.11  Performance of Obligations; Notice of Default........ 14
     7.12  Restrictions Affecting Borrower...................... 14
     7.13  Use of Receipts...................................... 15
     7.14  Management and Leasing Agreements; Subordination..... 15
     7.15  Additional Documents................................. 15

8.   LOAN EXPENSES.............................................. 15

9.   LENDER'S REPRESENTATIVES................................... 15

10.  EVENTS OF DEFAULT.......................................... 15

11.  REMEDIES................................................... 17

12.  MISCELLANEOUS.............................................. 18
     12.1  Additional Indebtedness.............................. 18
     12.2  Additional Acts...................................... 18
     12.3  Loan Agreement Governs............................... 18
     12.4  Additional Advances.................................. 18
     12.5  Amendment; Waiver; Approval.......................... 18
     12.6  Notice............................................... 19
     12.7  Benefit; Assignment.................................. 19
     12.8  Governing Law........................................ 20
     12.9  Indemnity............................................ 20
     12.10 Headings............................................. 20
     12.11 No Partnership or Joint Venture...................... 20
     12.12 Time is of the Essence............................... 20
     12.13 Invalid Provisions................................... 20
     12.14 Offset............................................... 21
     12.15 Acts by Lender....................................... 21
     12.16 Binding Provisions................................... 21
     12.17 Counterparts......................................... 21
     12.18 No Third Party Beneficiary........................... 21
     12.19 Publicity............................................ 21
     12.20 Arbitration.......................................... 21
     12.21 JURISDICTION AND VENUE............................... 22
     12.22 JURY WAIVER.......................................... 23

                                LOAN AGREEMENT

     This Loan Agreement ("Agreement") is dated as of November 30, 1998, by and between CMC HEARTLAND PARTNERS I, LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and BANK ONE, ILLINOIS, NA, a national banking association ("Lender").

     1.  RECITALS.

          1.1 Borrower has requested that Lender make a loan to Borrower in the maximum principal amount of $2,500,000 to provide funds necessary to reimburse Limited Partner (as defined below) for its expenses in connection with the Property (as defined below). Lender has agreed to make said loan subject to the terms and conditions set forth herein.

          1.2 In consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          2.1 "Applicable Laws" shall mean all laws, statutes, ordinances, rules, regulations, judgments, decrees or orders of any state, federal or local government or agency which are applicable to Borrower and/or the Property.

          2.2 "Assignment of Deposit Account" shall mean the Assignment of Deposit Account of even date herewith made by Borrower in favor of Lender, as the same may be hereafter amended or otherwise modified from time to time.

          2.3 "Assignment of Rents" shall mean the Assignment of Rents and Leases of even date herewith to be made by Borrower to Lender to secure the Loan, as the same may be hereafter amended or otherwise modified from time to time.

          2.4  "Building" shall mean any building located on the Land.

          2.5 "Business Day" shall mean each day excluding Saturdays, Sundays and any other day on which Lender is closed for business to the public.

          2.6  "City" shall mean the city of Rosemount, Minnesota.

          2.7 "Default Rate" shall mean the Prime Rate plus three percent per annum.

          2.8  "Event of Default" shall have the meaning ascribed to it in
     Section 10 of this Agreement.

          2.9 "General Partner" shall mean Heartland Development Corporation, a Delaware corporation, the sole general partner of Borrower.

          2.10 "Hazardous Materials" shall mean and include any and all hazardous, toxic or dangerous substances, wastes and materials and other pollutants and contaminants as defined or described in any or all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations, orders or decrees now or hereafter regulating, relating to or imposing liability or standards of conduct with respect to environmental matters, including, without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
     (S)9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.
     (S)1801 et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984 (42 U.S.C. (S)6901 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977 and the Water Quality Act of 1987 (33 U.S.C. (S)1251 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. (S)2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. (S)11001 et seq.), the Clear Air Act of 1966, as amended (42 U.S.C. (S)7401 et seq.), the National Environmental Policy Act of 1970 (42 U.S.C. (S)4321 et seq.), the Rivers and Harbours Act of 1899 (33 U.S.C. (S)401 et seq.), the Endangered Species Act of 1973, as amended (16 U.S.C. (S)1531 et seq.), the Safe Drinking Water Act of 1974, as amended (42 U.S.C. (S)300(f) et seq.), and the Occupational Safety and Health Act of 1970, as amended (29 U.S.C.
     (S)651 et seq.) and all rules, regulations and guidance documents promulgated or published thereunder, all as amended or hereinafter amended. Without intending to limit the scope or breadth of the foregoing definition, the term Hazardous Materials shall include asbestos, urea formaldehyde, polychlorinated biphenyls, crude oil, radioactive materials and underground storage tanks.

          2.11 "Improvements" shall mean the Building and other structures and all paving, lighting, landscaping, utility lines and equipment and all other site improvements and all other improvements on the Land or hereafter constructed thereon.

          2.12 "Indemnity Agreement" shall mean the Environmental Indemnity Agreement of even date herewith made by Borrower in favor of Lender, as the same may be hereafter amended or otherwise modified from time to time.

          2.13  "Land" shall mean Parcel 1 and Parcel 2, collectively.

          2.14 "Limited Partner" shall mean CMC Heartland Partners, a Delaware general partnership, the sole limited partner of Borrower.

          2.15 "Loan" shall mean the loan from Lender to Borrower in an amount not to exceed $2,500,000 in the aggregate which is to be disbursed pursuant to this Agreement and which loan shall otherwise be governed by the provisions hereof.

          2.16 "Loan Documents" shall mean this Agreement, the Assignment of Rents, the Mortgage, the Note, the Security Agreement, the Indemnity Agreement, the Assignment of Deposit Account, and every other document now or hereafter evidencing, securing or otherwise executed in conjunction with the Loan, together with all amendments and modifications thereof.

          2.17 "Loan Expenses" shall mean the expenses, charges, costs and fees relating to the making, administration, negotiation, documentation or any other aspect of the Loan, including, without limitation, Lender's reasonable attorneys' fees and costs in connection with the negotiation, documentation and enforcement of the Loan, all recording fees and charges, title insurance charges and premiums, escrow fees, fees of insurance consultants, costs of surveys and of other bonds required by the Title Company in connection with clearing title to the Real Property or the issuance of title reports, binders, policies and the like, and all other costs, expenses, charges and fees referred to in or necessitated by the terms of this Agreement or any of the other Loan Documents.

           2.18  "Maturity Date" shall mean December 1, 2000.

          2.19 "Mortgage" shall mean the Mortgage of even date herewith encumbering the Real Property to be made by Borrower to Lender to secure the Loan, as the same may be hereafter amended or otherwise modified from time to time.

          2.20 "New LLC" shall mean the Delaware limited liability company that is the successor entity of Borrower.

          2.21 "Note" shall mean the note evidencing the Loan to be made by Borrower payable to the order of Lender in the original principal amount of $2,500,000, as the same may be hereafter amended or otherwise modified from time to time.

          2.22 "Parcel 1" shall mean the real property legally described on Exhibit A-1 attached hereto.

          2.23 "Parcel 2" shall mean the real property legally described on Exhibit A-2 attached hereto.

          2.24 "Permitted Exceptions" shall mean the exceptions to the title of the Real Property listed on Exhibit C attached hereto.

          2.25 "Person" shall mean any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, governmental body or other entity, whether acting in an individual, fiduciary or other capacity.

          2.26 "Personal Property" shall mean and include any and all furniture, furnishings, appliances, equipment and all fixtures (to the extent such fixtures are attached in a manner so as not to be deemed to be part of the Real Property) to be located at the Land which will be used or usable in connection with the ownership, development or operation of the Real Property and which will be owned, leased or otherwise possessed by Borrower or any of its affiliates.

          2.27 "Prime Rate" shall mean an annual rate of interest equal to the prime rate as publicly announced by Lender to be in effect from time to time, adjusted and changing when and as said prime rate changes.

          2.28 "Principal Balance" shall mean the unpaid principal balance of the Loan outstanding from time to time.

          2.29 "Property" shall mean the Real Property and the Personal Property and all other tangible and intangible assets benefitting or otherwise appertaining to the Real Property, including, without limitation, all of the collateral for the Loan described in the Loan Documents.

          2.30  "PUD" shall mean that certain Planned Unit Development Agreement
     - Bloomfield (fka the Villages of Eastview), dated as of July 15, 1998, by and between Borrower and the City.

          2.31 "Real Property" shall mean the Land, the Improvements and all easements and appurtenants thereto.

          2.32 "Security Agreement" shall mean the security agreement encumbering the Personal Property to be made by Borrower to Lender to secure the Loan, as the same may be hereafter amended or otherwise modified from time to time.

          2.33 "Subdivision Agreement" shall mean that certain Subdivision Agreement (Bloomfield Addition), dated as of July 21, 1998, by and between Borrower and the City.

          2.34  "Survey" shall have the meaning set forth in Section 4.4 below.

          2.35 "Title Company" shall mean Commonwealth Land Title Insurance Company.

          2.36 "Title Policy" shall mean the title insurance policy described in Section 4.5 below.

          2.37 "Unmatured Default" shall mean an event or circumstance that with the giving of notice, the passage of time, or both, would constitute an Event of Default.

     3.  COMMITMENT TO LEND; COMMITMENT FEE.

          3.1 Loan Amount. Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender $2,500,000 for the purposes, upon the terms and subject to the conditions contained in this Agreement. Borrower may prepay all or any part of the Loan at any time and from time to time upon seven days prior written notice to Lender without cost or penalty.

          3.2 The Loan Evidenced by Note. The Loan shall be evidenced by the Note, which shall be executed and delivered by Borrower simultaneously with the execution of this Agreement.

          3.3 Interest Rate. Interest shall accrue on the unpaid principal balance of the Loan during each calendar month (whether full or partial) at the Prime Rate. Interest shall be computed on the basis of a year consisting of 360 days and shall be based on the actual number of days during the period for which interest is being charged.

          3.4 Payment of Interest and Principal. The payment of interest and principal shall be governed by the provisions of the Note.

          3.5 Default Rate. At any time after the Maturity Date or otherwise when an Event of Default exists under this Agreement or any of the other Loan Documents, the Principal Balance and any other amounts then owing by Borrower to Lender shall bear interest at the Default Rate.

          3.6 Late Charge. If any payment of interest or principal due under the Note is not made within five days after such payment is due, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" of five cents for each whole dollar so overdue to defray part of the cost of collecting and handling such late payment.

          3.7 Fees. Lender has fully earned a non-refundable loan and administration fee in the amount of $25,000, and, concurrently with the execution of this Agreement, the unpaid balance of such fee shall be due and payable by Borrower.

     4. LOAN DOCUMENTS. Prior to the disbursement of the Loan, Borrower shall execute and/or deliver to Lender those of the following documents and other items required to be executed and/or delivered by Borrower, and shall cause to be executed and/or delivered to Lender those of the following documents and other items required to be executed and/or delivered by others, all of which documents and other items shall contain such provisions as shall be required to conform to this Agreement and otherwise shall be satisfactory in form and substance to Lender:

          4.1  The Loan Documents.

          4.2 UCC financing statements perfecting the security interests created by the Security Agreement.

          4.3  Three copies of a plat of subdivision for Parcel 2.

          4.4 Three copies of the plat of survey for Parcel 1 (the "Survey") prepared and certified by a registered or certified surveyor in compliance with ALTA land survey standards, showing: the boundaries and legal description of Parcel 1; the location of all existing improvements on Parcel 1; the area of Parcel 1 in square feet and acres (to the nearest 1/100th of an acre); the location of all parking areas (and containing a certification as to the number thereof), utilities and any additional easements or other matters of record affecting Parcel 1; the location of all applicable lot, side and rear set-back lines, rights-of-way, easements and public utilities; the location of all abutting roadways, streets and alleys; the location of utility services and storm drain and sewer facilities; and all encroachments by improvements on Parcel 1 over easements or adjoining property and all encroachments from adjoining property onto Parcel 1, so long as each such encroachment, if any, is accepted by Lender or the Title Company has committed to provide affirmative insurance coverage acceptable to Lender with respect to such encroachment. The Survey shall be as of a current date and shall bear a certificate of the surveyor stating that the Survey and the ALTA certification run to the benefit of Lender and the Title Company. All matters shown on the Survey must be acceptable to Lender.

          4.5 Such insurance policies and certificates (with premiums prepaid) evidencing builder's risk insurance, all-risk, fire and extended coverage, hazard and comprehensive liability insurance, including contractual liability, workmen's compensation insurance, rental loss insurance for not less than one year, and such other insurance as Lender reasonably requires covering the Property, in such form, with such endorsements, in such amounts, with deductibles and with such carriers as shall be acceptable to Lender, and naming Lender as an additional insured party on all liability policies and as mortgagee/additional loss payee on the builder's risk and other property damage policies and containing a prohibition against cancellation for nonpayment of premiums or any other reason or modification without thirty days prior written notice to Lender. Any provision of this Section to the contrary notwithstanding, all insurance policies required to be carried under this Agreement shall provide expressly that they shall not be rendered invalid by a waiver of the right of subrogation by any insured and that the insurer shall have no right to be subrogated to Lender. Borrower shall deliver (or cause to be delivered) to Lender either (i) an original of each such insurance policy, or (ii) a copy of each such policy certified by the issuing agent as being a true, correct and complete copy of the original.

          4.6 An ALTA Loan Policy of Title Insurance (the "Title Policy") issued by the Title Company in the full amount of the Note insuring that the Mortgage will be a first priority lien upon the fee simple title to the Real Property, subject to no liens, claims, exceptions or encumbrances except the Permitted Exceptions and containing the following endorsements:

               (a) ALTA Short Form 3.0 Zoning Endorsement with respect to Parcel 2;

               (b) ALTA Broad Form 3.1 Zoning Endorsement with respect to Parcel 1;

               (c) Comprehensive Endorsement No. 1 (ALTA Form 9)

               (d) Location and Access Endorsements;

               (e) Contiguity Endorsement;

               (f) Endorsement deleting the creditors' rights exception;

               (g) Doing Business Endorsement;

               (h) Usury Endorsement; and

               (i) Such additional endorsements as may be reasonably required by Lender based upon its review of the Title Policy.

          4.7 Copies of such documents, if any, as Borrower has provided the Title Company in connection with the issuance and underwriting of the Title Policy.

          4.8  Copies of all recorded documents described in the Title Policy.

          4.9 Current Uniform Commercial Code, federal and state tax lien and judgment searches, pending suit and litigation searches and bankruptcy court filings searches covering Borrower and disclosing no matters objectionable to Lender.

          4.10 Opinion letter from legal counsel for Borrower (which counsel must be approved by Lender with respect to the issuance of such opinion) opining to the authority of said parties to execute, deliver and perform their respective obligations under the Loan Documents, to the validity and binding effect of the Loan Documents and to such other matters as Lender and its counsel shall require.

          4.11 Evidence that (i) no portion of the Real Property is located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, or if any portion of the Real Property is so located, evidence that flood insurance is in effect; and (ii) no portion of the Real Property is located in a federally, state or locally designated wetland or other type of government protected area.

          4.12 Certified copies of the Partnership Agreement of Borrower, together with all amendments thereto, and such resolutions and other documents as Lender deems appropriate evidencing the authority of Borrower to execute and deliver the Loan Documents to which such Persons are a party and to perform the obligations contemplated hereby and thereby.

          4.13 Certified copies of all service contracts, development agreements and other agreements affecting the use, development or operation of the Property, if any.

          4.14 Evidence that the environmental condition of the Property is satisfactory to Lender. Such evidence shall include, but shall not be limited to, a Phase I Environmental Audit certified to Borrower and Lender and setting forth environmental investigations of the Property and the areas surrounding the Property. Such testing and investigation shall be performed by an environmental professional acceptable to Lender in a manner satisfactory to Lender.

          4.15 Evidence that, as of the date of disbursement of the Loan, there has been no material adverse change in the financial or other projections for the Property, the physical condition of the Property or the financial condition of the Borrower since the date of the most recent financial statements or projections delivered to Lender or the most recent inspections of the condition of the Property made by Lender, as the case may be.

          4.16 An MAI appraisal satisfactory to Lender indicating the aggregate fair market value of the Property is that acceptable to Lender.

          4.17 Such other assignments, certificates, opinions and other documents, instruments and information affecting or relating to Lender's interest in the Property or the use, operation or development of the Property as Lender may reasonably require.

     5.  INTENTIONALLY OMITTED.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to execute this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows:

          6.1 Borrower. Borrower is a duly formed limited partnership under the laws of the State of Delaware, validly existing, in good standing and fully qualified to do business in the State of Minnesota. The Partnership Agreement of Borrower (the "Partnership Agreement") dated as of July 20, 1993 creating Borrower, a certified copy of which has been furnished to Lender, is in effect, unamended and is the true, correct and complete document relating to Borrower's creation and governance. Borrower and its partners have fully complied with all applicable securities and other laws, ordinances and regulations in connection with the formation of Borrower and the sale and offer for sale of interests therein.

          6.2 General Partner. General Partner is a duly formed corporation under the laws of the State of Delaware, validly existing, in good standing and fully qualified to do business in the State of Minnesota. The Certificate of Incorporation and By-Laws of General Partner, certified copies of which have been furnished to Lender, are in effect, unamended and are the true, correct and complete documents relating to General Partner's creation and governance. General Partner and its shareholder have fully complied with all applicable securities and other laws, ordinances and regulations in connection with the formation of General Partner and the sale and offer for sale of interests therein.

          6.3 Title. Borrower owns good and marketable fee simple title to the Real Property free and clear of all liens, claims and encumbrances, except the Permitted Exceptions.

          6.4 Validity and Enforceability of Documents. Upon the execution and delivery of the Loan Documents, the Loan Documents shall be valid and binding upon the parties that have executed the same in accordance with the respective provisions thereof, and enforceable in accordance with the respective provisions thereof, subject only to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights. Execution, delivery and performance of the Loan Documents do not and will not contravene, conflict with, violate or constitute a default under the Partnership Agreement, or any Applicable Law or any agreement, indenture or instrument to which the Borrower or General Partner is a party or is bound or which is binding upon or applicable to the Property or any portion thereof.

          6.5 Litigation. There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claims or demand pending or, to the best of Borrower's knowledge after due inquiry, threatened affecting Borrower, General Partner or the Property, or involving the validity or enforceability of the Loan Documents or involving any risk of a judgment or liability which, if satisfied, would have an adverse effect on the financial condition, business or properties of Borrower, General Partner or the priority of the lien of the Mortgage, or which would prevent Borrower or General Partner from complying with or performing its obligations under this Agreement, the Note or any of the other Loan Documents within the time limits set forth therein for such compliance or performance and no basis for any such matter exists.

          6.6 Utilities; Authorities. All utilities necessary for use, operation and occupancy of the Property (including, without limitation, water, storm sewer, sanitary sewer and drainage, electric, gas and telephone facilities) are available at the boundaries of the Land (or in the streets adjoining the Land), and all requirements for the use of such utilities have been fulfilled. All building, zoning, safety, disabled persons, health, fire, water district, sewerage and environmental protection agency permits and other licenses and permits which are required by any governmental authority for the use, occupancy and operation of the Property have been obtained by or furnished to Borrower and are in full force and effect or will be obtained by and maintained in full force and effect by Borrower when and as required by any governmental authority.

          6.7 Solvency. Borrower is solvent and able to pay its debts as such debts become due, and has capital sufficient to carry on its present business transactions. The value of Borrower's property, at a fair valuation, is greater than the sum of its debts. Borrower is not bankrupt or insolvent. Borrower has not made an assignment for the benefit of its creditors. There has been no trustee or receiver appointed for the benefit of Borrower's creditors and there has been no bankruptcy, reorganization or insolvency proceedings instituted by or against Borrower. Borrower will not be rendered insolvent by its execution, delivery or performance of the Loan Documents or by the transactions contemplated thereunder.

          6.8 Financial Statements. All financial statements submitted to Lender relating to Borrower, General Partner, and the Property are true, complete and correct, and have been prepared in accordance with sound accounting principles consistently applied and fairly present the financial condition of the Person to which they pertain and the other information therein described and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statement submitted or this Agreement. No material adverse change has occurred in the financial condition of Borrower, General Partner, or the Property since the dates of each such financial statements.

          6.9 Compliance with Laws. The use, occupancy and operation of the Property for its intended purposes is not in violation any Applicable Laws, any contractual arrangements with third parties or any covenants, conditions, easements, rights of way or restrictions of record. Neither Borrower nor any agent thereof has received any notice, written or otherwise, alleging any such violation, which violation has not previously been cured. The Property is in full compliance and conformity with all zoning requirements, and will not be a non-conforming or special use. No right to any off-site facilities will be necessary to insure compliance by the Property with all Applicable Laws.

          6.10 Financing Statements. There are no UCC financing statements in effect other than those to be filed and/or recorded by Lender which name Borrower as debtor and pertaining to any rights in any of the Personal Property.

          6.11 Event of Default. No Event of Default has occurred, and no Unmatured Default exists.

          6.12 Responsible Property Transfer Act. To the best of Borrower's knowledge, there are no facilities on the Real Estate that are subject to reporting under (S)312 of the Federal Emergency Planning and Community Right-To-Know Act of 1986, 43 U.S.C.

     (S)11022, and federal regulations promulgated thereunder. The Real Estate does not contain any underground storage tanks.

          6.13 Additional Agreements. Except for the Subdivision Agreement and the PUD, true and correct copies of which have been furnished to Lender, there are no leases, management, leasing, development or other agreements in existence that affect the Property.

     All representations and warranties which have been made by Borrower in this Agreement or the other Loan Documents shall be true in all respects at the time of each disbursement of the Loan, and in the event of any material breach, misrepresentation or omission, Lender shall have the absolute right to terminate its obligations under this Agreement (without any obligation to refund any loan or other fees previously paid), and upon demand by Lender, Borrower shall reimburse Lender for the Loan Expenses, and Lender shall be entitled to recover from Borrower all losses and damages resulting therefrom.

     7.  BORROWER'S COVENANTS.

          7.1 Compliance with Laws. Borrower shall comply or cause compliance with all Applicable Laws governing the development, use and operation of the Property. Evidence of such compliance shall be submitted to Lender on request.

          7.2 Inspection. Upon reasonable prior written or oral notice (which shall not be required in the event of an emergency), Borrower shall permit inspection of the Property by Lender and any other agent or designee of Lender. In addition, upon reasonable prior written or oral notice (which shall not be required in the event of an emergency), Borrower shall permit Lender and/or its agents and designees access to and the right to inspect, audit and copy all books, records, contracts and other documents and information relating to Borrower or the Property. Lender shall use reasonable efforts to keep confidential all information and documentation obtained by Lender in connection with such audits and inspections, except to the extent that Lender determines, in its reasonable discretion, a need to disclose same; provided, however, under no circumstances shall Lender have any liability to Borrower in the event of an unintentional disclosure or disclosure deemed necessary by Lender. All such books, records and accounts of operations relating to the Property shall be kept in accordance with sound accounting practices consistently applied. Borrower shall promptly respond to any inquiry from Lender for information with respect to the Property, which information may be verified by Lender at Borrower's expense; provided, however, that Lender shall at all times be entitled to rely upon any statements or representations made by Borrower or any agent thereof.

          7.3 Mechanics' Liens. Borrower shall not permit any mechanics' lien claims to be filed or otherwise asserted against the Property or against any funds due any contractor or subcontractor, and Borrower shall promptly (and in any event within fifteen days after Borrower has received notice of such filing) discharge or cause to be discharged the same in case of the filing of any claims for lien or proceedings for the enforcement thereof; provided that in connection with any such lien or claim which Borrower may in good faith desire to contest, Borrower may contest the same by appropriate legal proceedings diligently prosecuted, but only if Borrower shall furnish to the Title Company such security or indemnity as the Title Company requires to induce the Title Company to issue an endorsement to the Title Policy insuring over the exception created by such lien, and provided further, that Lender shall not be required to make any further disbursements of the Loan until any mechanics' lien claims have been so insured against by the Title Company.

          7.4  Release by Lender.  With respect to the matters set forth in
     Section 7.3 above, if Borrower shall (a) fail promptly to discharge any asserted liens or claims, or (b) fail promptly to contest asserted liens or claims or to give security or indemnity in the manner provided in Section
     7.3 above, or (c) having commenced to contest the same, and having given such security or indemnity, fail to prosecute such contest with diligence, or to maintain such indemnity or security so required by the Title Company for its full amount, or (d) upon adverse conclusion of any such contest, fail promptly to cause any judgment or decree to be satisfied and lien to be released, then Lender may, but shall not be required to, procure the release and discharge of any such claim and any judgment or decree thereon and, further, may, in its sole discretion, effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Company, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the proceeds of the Loan hereunder and shall bear interest from the date so disbursed until paid at the Default Rate. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

          7.5 Financial Statements; Reports. Borrower will from time to time furnish to Lender such information and reports, financial and otherwise, concerning Borrower and the operation of the Property as Lender reasonably requires, including, without limitation, the following:

               (a) Within ninety days after the end of each calendar year, compiled financial statements of the Property on a form acceptable to Lender, setting forth the information therein required as of December 31 of the immediately preceding year, containing income and expense statements and a balance sheet. The financial statements shall be prepared by an independent accounting firm in accordance with generally accepted accounting principles consistently applied and shall be certified by the chief financial officer of Borrower as fairly and accurately presenting the information contained therein.

               (b) Within ninety days after the end of each calendar year, financial statements and the federal and state income tax returns for Borrower, such financial statements to be on Lender's standard form or another form acceptable to Lender, setting forth the information therein required as of December 31 of the immediately preceding year, and certified by Borrower as fairly and accurately presenting the information contained therein.

               (c) Within ninety days after the end of each calendar year, detailed cash flow statements for the preceding calendar year, on a form acceptable to Lender, for all income producing properties listed on the financial statements of Borrower, certified by the chief financial officer of Borrower, as applicable, as fairly and accurately presenting the information contained therein.

          7.6 Affirmation of Representations and Warranties. Borrower agrees that all representations and warranties of Borrower contained in Article 6 hereof shall remain true in all material respects at all times until the Loan is repaid in full.

          7.7 Title. Except for (i) the Mortgage and other security for the Loan, (ii) the lien of general real estate taxes payment of which is not yet due, (iii) mechanics' liens which are contested in the manner permitted in Paragraphs 7.3 above, and (iv) any other Permitted Exceptions, Borrower shall keep its fee simple title in the Property free and clear of all liens, claims and encumbrances, whether senior or junior to or at parity with the Mortgage.

          7.8 Proceedings Affecting Property. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the occupancy, use, maintenance or operation of the Property, or any portion thereof, Borrower shall cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and shall, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings. All such proceedings, including without limitation, all of Lender's costs, and fees and disbursements of Lender's counsel in connection with any such proceedings, whether or not Lender is a party thereto, shall be at Borrower's expense. To the extent that Lender incurs any such expenses, including attorneys' fees and fees and charges for court costs, bonds and the like, Borrower shall reimburse Lender for such expenses and the amount due Lender shall bear interest from the date so incurred by Lender until repaid to Lender at the Default Rate and shall be payable to Lender on demand. The foregoing provisions of this Section shall not limit or affect the provisions of Section 10(j) below.

          7.9 Disposal and Encumbrance of Property. Except for the conveyance of 8.7 acres of land, referred to as "outlot D", to the City for a public park pursuant to the PUD and the Subdivision Agreement, Borrower shall not, without Lender's prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in all or any portion of the Property. Any consent given by Lender or any waiver of default under this Section, shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent default hereunder. Provided that there is not an Event of Default or an Unmatured Default, upon the conveyance to the City of "outlot D" as permitted above, Lender shall release its mortgage on such portion of land.

          7.10 Insurance. Borrower shall pay all premiums on all insurance policies required from time to time under this Agreement, and thirty days prior to expiration of any such policies, Borrower shall furnish to Lender, with premiums prepaid, additional and renewal policies in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may, but shall not be required to, place insurance and treat the amounts expended therefor as disbursements of Loan proceeds and such amounts from the date so expended by Lender until repaid to Lender shall bear interest at the Default Rate.

          7.11 Performance of Obligations; Notice of Default. Borrower shall promptly and fully perform and comply in all respects with the obligations, terms, agreements, provisions and requirements of this Agreement and the other Loan Documents and all other documents and instruments relating thereto and will not permit to occur any default or breach hereunder or thereunder. Borrower shall promptly give to Lender notice of the occurrence of any Unmatured Default or of any event that could have a material adverse effect on any security for the Loan or on Borrower's ability to perform its obligations under this Agreement or any of the other Loan Documents.

          7.12 Restrictions Affecting Borrower. Except as otherwise permitted pursuant to Section 12.7 below, Borrower covenants and agrees that, without the prior written consent of Lender, there shall not occur: (i) any amendment or modification of the Partnership Agreement, (ii) the release or discharge of the General Partner as Borrower's general partner, or (iii) the admission of any new partners to Borrower. Except as otherwise permitted pursuant to Section 12.7 below, at all times prior to the repayment of the Loan, (A) General Partner shall be a general partner of Borrower and General Partner shall not sell, assign, transfer, pledge, encumber or dispose of all or any of its partnership interests in Borrower;
     (B) except for the initial distribution to Limited Partner stated in Recital 1.1, Borrower shall not make or permit any distributions of cash flow or cash proceeds to any partner of Borrower or any partner, subpartner, member, shareholder, officer, director or affiliate of any partner of Borrower and all excess cash flow from the Property shall be paid to Lender and applied to the repayment of the Principal Balance; (C) Borrower shall not enter into any contract or agreement for the provision of services or otherwise with respect to the Property with any partner of Borrower or any partner, subpartner, member, shareholder, officer, director or affiliate of any partner of Borrower unless such contract or agreement is an arms-length, market rate agreement and is cancelable upon thirty days written notice from any owner of the Property; and (D) neither Borrower nor General Partner shall be dissolved or its existence terminated.

          7.13 Use of Receipts. Borrower shall cause all rents and other income and receipts realized and received by Borrower, if any, from and in connection with the Property to be used for the purpose of paying the actual costs and expenses incurred by Borrower in connection with the ownership, operation, management and repair of the Property, including without limitation, operating expenses, real estate taxes, insurance premiums and interest on the Loan.

          7.14 Management and Leasing Agreements; Subordination. Borrower shall not amend, extend, substitute or enter into any new lease, management or leasing agreement covering all or any portion of the Property without Lender's prior written consent. In the event that Lender grants such consent, Borrower shall cause the tenant, General Partner or leasing broker under said agreement to enter into an agreement with Lender, acceptable in form and substance to Lender, pursuant to which said tenant, General Partner or broker subordinates its liens for unpaid fees to the liens of the Mortgage and the other Loan Documents.

          7.15 Additional Documents. Borrower shall not execute or record any document pertaining to, affecting or running with all or any portion of the Property without the prior written approval of Lender of the form and substance of such documents, which approval shall not be unreasonably withheld.

     8. LOAN EXPENSES. Borrower agrees to pay all of the Loan Expenses. Any Loan Expenses paid by Lender shall bear interest commencing on the date demand for repayment thereof is made by Lender until repaid to Lender at the Default Rate and shall be paid by Borrower upon demand, or may be paid by Lender at any time and shall be deemed a disbursement of proceeds of the Loan. Any Loan Expenses paid by Lender shall be reimbursed to Lender by Borrower regardless of whether there shall be any disbursements of the Loan.

     9. LENDER'S REPRESENTATIVES. Lender, at Borrower's expense, shall have the right to engage personnel in connection with negotiation, documentation, administration and servicing of the Loan.

     10. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default":

          (a) Failure by Borrower or any other obligor to pay on or before the fifth day following the date when due any installment of principal or interest or any other amount payable pursuant to the Note, this Agreement or any of the other Loan Documents.

          (b) Failure by Borrower to promptly perform or cause to be performed any non-monetary obligation or observe any non-monetary condition, covenant, term, agreement or provision required to be performed or observed by Borrower or any other obligor under this Agreement, the Note, the Mortgage, the Indemnity Agreement or any of the other Loan Documents; provided, however, that if such failure by its nature can be cured, then so long as the continued operation and safety of the Property, and the priority, validity and enforceability of the lien created by the Mortgage or any of the other Loan Documents and the value of the Property are not imminently impaired, threatened or jeopardized, then Borrower shall have a period (the "Cure Period") of thirty days after written notice from Lender of any such failure of performance or observance to cure or cause the cure of the same, and an Event of Default shall not be deemed to exist during the Cure Period, provided further that if Borrower commences to cure such failure during the Cure Period and is diligently and in good faith attempting to effect such cure, the Cure Period shall be extended until such failure is cured, but in no event shall the Cure Period be longer than 90 days in the aggregate.

          (c) Failure by Borrower to promptly perform or cause to be performed any obligation, or observe any condition, covenant, term, agreement or provision required to be performed or observed by Borrower under the Subdivision Agreement or the PUD beyond any applicable cure period.

          (d) The existence of any material inaccuracy or untruth in any representation, or warranty contained in this Agreement or any other Loan Documents, or of any statement or certification as to facts delivered to Lender by or on behalf of Borrower or General Partner.

          (e) At any time Borrower files a voluntary petition in bankruptcy, or is adjudicated a bankrupt or insolvent, or institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or seeks or consents to the appointment of any receiver, trustee or similar officer for all or any substantial part of its property.

          (f) The commencement of any involuntary petition in bankruptcy against the Borrower or the institution against Borrower of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or other officer for all or any substantial part of the property of Borrower which remains undismissed or undischarged for a period of sixty days.

          (g) Any sale, transfer, lease, assignment, conveyance, financing, lien, encumbrance or other transaction made in violation of Section 7.9 above.

          (h) Failure of Borrower for a period of thirty days after Lender's demand to procure the reversal, dismissal or disposition to Lender's satisfaction of any order enjoining or otherwise preventing or declaring invalid or unlawful the occupancy, maintenance, operation or use of the Property, or any portion thereof, in the manner required by the terms of this Agreement, or of any proceedings which could or might affect the validity or priority of the lien of the Mortgage or any of the other security for the Loan, or which could materially affect Borrower's ability to perform its obligations under this Agreement or the other Loan Documents.

          (i) The attachment, seizure, levy upon or taking of possession by any receiver, custodian or assignee for the benefit of creditors of all or a substantial part of the property of Borrower which is not stayed or dismissed within thirty days after the occurrence thereof.

          (j) Except as expressly permitted pursuant to Section 12.7 below, the assignment or attempted assignment of this Agreement by Borrower without Lender's prior written consent.

          (k) The filing of formal charges under any federal, state or local law, statute or ordinance for which Borrower's forfeiture of all or any portion of the Property is a potential penalty.

          (l) The occurrence of an Event of Default under any of the other Loan Documents.

     11. REMEDIES. Upon the occurrence of any Event of Default, Lender, in addition to availing itself of any remedies conferred upon it at law or in equity and by the terms of the Note, the Mortgage and the other Loan Documents, may pursue any one or more of the following remedies first, concurrently or successively with each other and with any other available remedies, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

          (a) Take possession of the Property and do anything necessary or desirable in Lender's sole judgment to fulfill the obligations of Borrower hereunder. All sums expended by Lender pursuant to this Article 11 shall be deemed to have been paid to Borrower and secured by the Mortgage and the other Loan Documents, and shall bear interest at the Default Rate until repaid to Lender.

          (b) Declare the unpaid indebtedness evidenced by the Note to be immediately due and payable.

          (c) Apply the balance of any deposits made with Lender toward the repayment of the Loan.

     12.  MISCELLANEOUS.

          12.1 Additional Indebtedness. If any advances or payments made by Lender pursuant to this Agreement or any other Loan Document, together with the disbursement of the Loan, shall exceed the aggregate face amount of the Note, all such advances and payments shall constitute additional indebtedness secured by the Mortgage and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

          12.2 Additional Acts. Borrower shall, upon request, execute and deliver such further instruments and documents and do such further acts and things as may be reasonably required to provide to Lender the evidence of and security for the Loan contemplated by this Agreement.

          12.3 Loan Agreement Governs. In the event of any inconsistency between any provision of this Agreement and any provision of any other Loan Document, the provision of this Agreement shall govern; provided, however, that the provisions of all of the Loan Documents shall be construed as an integrated set of provisions governing the Loan and, accordingly, shall be interpreted and construed liberally to give the maximum validity, enforceability and effect to all of such provisions.

          12.4  Additional Advances.  If an Event of Default shall occur,
     Lender may, but shall not be obligated to, take any and all actions to cure such default, and all amounts expended in so doing, all Loan Expenses and all other amounts paid or advanced by Lender pursuant to the Loan Documents, and all other amounts advanced by Lender in connection with preserving any security for the Loan, shall constitute additional advances of the Loan, shall be secured by the Mortgage and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

            12.5 Amendment; Waiver; Approval. This Agreement shall not be amended, modified or supplemented without the written agreement of Borrower and Lender at the time of such amendment, modification or supplement. No waiver of any provision of this Agreement or any of the other Loan Documents shall be effective unless set forth in writing signed by the party making such waiver, and any such waiver shall be effective only to the extent therein set forth. Failure by Lender to insist upon full and prompt performance of any provisions of this Agreement or any of the other Loan Documents, or to take action in the event of any breach of any such provision or upon the occurrence of any Event of Default, shall not constitute a waiver of any rights of Lender, and Lender may at any time thereafter exercise all available rights and remedies with respect to such breach or Event of Default. Receipt by Lender of any instrument or document shall not constitute or be deemed to be an approval thereof. Any approvals required under any of the other Loan Documents must be in writing, signed by Lender and directed to Borrower.

           12.6 Notice. All notices, communications and waivers under this Loan Agreement shall be in writing and shall be (i) delivered in person or
     (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) sent by overnight express carrier, addressed in each case as follows:

          To Lender:         Bank One, Illinois, NA
                             East State Street at Mulford Road
                             Rockford, Illinois 61110
                             Attn:  Donald J. Pafford

          With copy to:      Bank One, Illinois, NA
                             200 South Wacker Drive
                             Chicago, Illinois 60606
                             Attn:  Terry Rosenberg

               and           Schwartz, Cooper, Greenberger & Krauss, Chtd.
                             180 North LaSalle Street, Suite 2700
                             Chicago, Illinois  60601
                             Attn: Martin Behn, Esq.

          To Borrower:       CMC Heartland Partners I, Limited Partnership
                             547 West Jackson Boulevard
                             Suite 1510
                             Chicago, Illinois 60661
                             Attn:  Lawrence Adelson, Esq.

          With copy to:      CMC Heartland Partners I, Limited Partnership
                             547 West Jackson Boulevard
                             Suite 1510
                             Chicago, Illinois 60661
                             Attn:  Richard P. Brandstatter

     or to any other address as to either of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third Business Day following the day sent or when actually received.

          12.7 Benefit; Assignment. The rights, powers and remedies of Lender under this Agreement shall inure to the benefit of Lender and its successors and assigns. The rights and obligations of Borrower under this Agreement may not be assigned and any purported assignment by Borrower shall be null and void. Notwithstanding anything to the contrary contained herein, Borrower may be converted into New LLC of which

     Limited Partner is the sole member, provided, that Lender receives prior notice of such conversion, there is no Event of Default or Unmatured Default, and copies of the following items, all in form and substance acceptable to Lender in its reasonable discretion, are delivered to Lender prior any conversion: (a) a certified copy of New LLC's Articles of Formation, (b) a certified copy of New LLC's operating agreement, (c) a good standing certificate from the State of Minnesota, (d) new financing statements, and (e) any other documents reasonably required by Lender. Upon the conversion of Borrower into New LLC, the terms "Borrower", "Mortgagor", "Debtor", "Assignor" and "Maker" contained in any of the Loan Documents shall mean New LLC.

          12.8 Governing Law. Except with respect to the creation, perfection and priority of the liens and security interests created by the Loan Documents, which shall be construed in accordance with and governed by the laws of the State of Minnesota, the validity and interpretation of the Loan Documents shall be construed in accordance with the laws and decisions of the State of Illinois.

          12.9 Indemnity. Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including reasonable attorneys' fees and court costs) of whatever kind or nature which may be imposed on, incurred by or asserted against Lender at any time which relate to or arise from the offer for sale or sale of any partnership interest in Borrower, the acquisition or sale or offer for sale of all or any portion of the Property and/or the ownership, use, operation or maintenance of the Property, including, without limitation, any brokerage commissions or finder's fees asserted against Lender with respect to the making of the Loan or the acquisition of the Property.

          12.10 Headings. The titles and headings of the articles, sections and paragraphs of this Agreement have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

          12.11 No Partnership or Joint Venture. Lender, by executing and performing this Agreement shall not become a partner or joint venturer with Borrower or any partner of Borrower or any of their respective associates or affiliates and all inspections of the Property herein provided for are for the sole benefit of Lender.

          12.12 Time is of the Essence. Time is of the essence of the payment of all amounts due Lender under the Loan Documents and performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement and the other Loan Documents.

          12.13 Invalid Provisions. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Agreement and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

          12.14 Offset. Without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness relating to the Property or its operation and now or hereafter owing to Borrower by Lender (including, without limitation, any amounts on deposit in any demand, time, savings, passbook or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Mortgage or any of the other Loan Documents.

          12.15 Acts by Lender. Notwithstanding anything herein contained to the contrary, Lender will not be required to make any disbursement or perform any other act under this Agreement if, as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

          12.16 Binding Provisions. The covenants, warranties, agreements, obligations, liabilities and responsibilities of Borrower under this Agreement shall be binding upon and enforceable against Borrower and its legal representatives, administrators, successors and permitted assigns.

          12.17 Counterparts. This Agreement may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same Agreement.

          12.18 No Third Party Beneficiary. This Agreement is only for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall be entitled to rely on any matter set forth herein without the prior written consent of such parties.

          12.19 Publicity. Subject to compliance with Applicable Laws, Lender reserves the right to publicize the making of the Loan in any manner it deems appropriate, including, without limitation, advertisements in trade journals and newspapers.

          12.20	 Arbitration.  Lender and Borrower agree that upon the written demand of either Lender or Borrower, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, the Mortgage, the Note, any of the other Loan Documents or otherwise, including without limitation, contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest Lender's address set forth in Section 12.6 above having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any of the Real Property or any of the other collateral securing the Loans (the Real Property and all such other collateral being hereinafter referred to as the "Collateral") shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either Borrower or Lender during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale, if applicable, under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either Lender or Borrower. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in any action brought by Lender or Borrower shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          12.21  JURISDICTION AND VENUE.  SUBJECT TO THE PROVISIONS OF SECTION
     12.20 ABOVE, BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. SUBJECT TO THE PROVISIONS OF SECTION 12.20 ABOVE, BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS AGREEMENT. BORROWER WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO

     SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION (BUT SUBJECT TO THE PROVISIONS OF SECTION 12.20 ABOVE) SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

          12.22 JURY WAIVER. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CMC HEARTLAND PARTNERS I,                   BANK ONE, ILLINOIS, NA, a national
LIMITED PARTNERSHIP, a Delaware             banking association
limited partnership
                                            By: /s/ Donald J. Pafford
By: Heartland Development Corporation,          ------------------------------
    a Delaware corporation                  Title: Vice President
                                                  ----------------------------

    By:     /s/ Richard P. Brandstatter
            ---------------------------
    Title:  Vice President
            ---------------------------

                             Schedule of Exhibits
                             --------------------


        A-1 - Legal Description of Parcel 1

        A-2 - Legal Description of Parcel 2

        B   - Permitted Exceptions

                                  EXHIBIT A-1
                                  -----------

                         Legal Description of Parcel 1
                         -----------------------------


Lot Sixty-five (65) of Auditor's Subdivision No. One (1), Rosemount, according to the plat thereof now on file and of record in the office of the Register of Deeds in and for said County and State; the same being all that part of the Southeast Quarter (SE 1/4) of Section 29, Township 115, Range 19, lying East of the railroad right of way of the former Chicago, Milwaukee and St. Paul Railway, excepting therefrom the following:

A. A strip of land heretofore deeded to the Burlington, Cedar Rapids and Northern Railway Company of Iowa, by deed dated October 4, 1901, recorded in Book 113 of Deeds, page 190;

B. An easement to Minnesota Northern Natural Gas Company, a Minnesota corporation, dated September 30, 1933, recorded in Book 195 of Deeds, page 15;

C. An easement containing 3.37 acres, more or less, to the United States of America described in Judgment on Declaration of Taking dated December 15, 1943, recorded in Book 51 of M.R., page 552;

D. All that part of Lot 65 of Auditor's Subdivision No. 1, Rosemount, according to the plat thereof now on file and of record in the office of the Register of Deeds for said County and State; (the same being all that part of the Southeast Quarter (SE 1/4) of Section 29, Township 115, Range 19, lying East of the railroad right of way;) which lies North of the North line of that certain easement dated December 15, 1943, and recorded in Book 51 of Miscellaneous Records at page 552, in the office of the Register of Deeds of Dakota County, and West of a line parallel to and 920 feet West of the East line of the Southeast Quarter (SE 1/4) of Section 29, Township 115, Range 19, Dakota County, Minnesota. Subject to the rights of the public and public utilities easements in the roadway along the North side of the premises herein conveyed, containing 16.6 acres, more or less.


Said parcel being in Dakota County, State of Minnesota

                                  EXHIBIT A-2
                                  -----------

                         Legal Description of Parcel 2
                         -----------------------------



     Outlots A, B, C and D; all in Bloomfield.

Said parcel being in Dakota County, State of Minnesota

                                   EXHIBIT B
                                   ---------

                             Permitted Exceptions
                             --------------------


1.	General real estate taxes for the year 1999 and each year thereafter not yet due and payable.

2.	Exception Nos. 5,6,8,10-19 contained on Schedule B of Commonwealth
Land Title Insurance Company Commitment No. 46813C - Reissue No. 2 dated September 22, 1998.